		EXHIBIT 21
NEWMONT CORPORATION AND SUBSIDIARIES
As of December 31, 2025

Name	Incorporation	Ownership*
Newmont Corporation	Delaware, USA
Goldcorp Inc.	Delaware, USA	100.0000%
1144963 B.C. Ltd.	British Columbia	100.0000%
North American Metals Corp.	British Columbia	52.9083%
Administradora de Negocios Mineros S.A. de C.V.	Mexico	>99.9999%
Goldcorp S.A. de C.V.	Mexico	27.8573%
Administradora de Negocios Mineros S.A. de C.V.	Mexico	<0.0001%
Minera Peñasquito S.A. de C.V.	Mexico	99.9867%
Goldcorp S.A. de C.V.	Mexico	<0.0013%
Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	>99.9999%
Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	<0.0001%
Goldcorp Canada ULC	Alberta	100.0000%
1516847 B.C. Ltd.	British Columbia	100.0000%
Goldcorp (Barbados) Inc.	Barbados	100.0000%
Goldcorp Aureus Inc.	Barbados	100.0000%
Pueblo Viejo (Jersey) 1 Limited	Jersey	40.0000%
Pueblo Viejo (Jersey) 2 Limited	Jersey	100.0000%
Goldcorp Tesoro Inc.	Barbados	100.0000%
Datawave Sciences Inc.	British Virgin Islands	100.0000%
Minera Goldcorp Chile S.p.A.	Chile	0.1600%
NuevaUnion S.p.A.	Chile	11.9086%
El Morro S.p.A.	Chile	100.0000%
Minera Goldcorp Chile S.p.A.	Chile	99.8400%
NuevaUnion S.p.A.	Chile	38.0914%
Newmont Servicios Chile S.p.A.	Chile	0.0077%
Goldcorp Global Services Inc.	British Columbia	100.0000%
Newmont Goldcorp Integrated Services Inc.	Ontario	100.0000%
Newmont Goldcorp Red Lake Holdings Ltd.	British Columbia	100.0000%
Goldcorp Exeter Ltd.	British Columbia	100.0000%
Goldcorp MC Holding S.p.A.	Chile	100.0000%
Norte Abierto S.p.A.	Chile	34.1615%
Goldcorp Stratum Holdings (Canada) ULC	British Collumbia	100.0000%
Newmont Servicios Chile S.p.A.	Chile	99.9923%
Norte Abierto Holdings (Canada) ULC	British Columbia	50.0000%
Norte Abierto S.p.A.	Chile	31.6770%
Goldcorp General Holdings Ltd.	British Columbia	100.0000%
Goldcorp S.A. de C.V.	Mexico	72.1414%
Goldcorp USA Holdings Ltd.	Delaware, USA	100.0000%
Goldcorp America Holdings Inc.	Nevada, USA	100.0000%
Goldcorp USA Inc.	Nevada, USA	100.0000%
Glamis Rand Mining Company	Nevada, USA	100.0000%
Honduras Holdings Ltd.	Cayman Islands	100.0000%
Prestadora de Servicios Generales, S.A. de C.V.	Honduras	99.6000%
International Mineral Finance B.V.	Netherlands	100.0000%
Goldcorp Holdings B.V.	Netherlands	100.0000%
Goldcorp Trading B.V.	Netherlands	100.0000%
Oroplata S.A.	Argentina	99.7450%
Mexicana Resources Inc.	British Columbia	100.0000%
Minera Peñasquito S.A. de C.V.	Mexico	<0.0133%
Montana Exploradora de Guatemala S.A.	Guatemala	1.0000%

Peridot S.A.	Guatemala	2.0000%
Sermineros de Mexico S.A. de C.V.	Mexico	<0.0001%
Montana Exploradora de Guatemala S.A.	Guatemala	99.0000%
Newmont Goldcorp Insurance Company Inc.	Barbados	100.0000%
Newmont Saddle Minerals Ltd.	British Columbia	100.0000%
North American Metals Corp.	British Columbia	47.0917%
Oroplata S.A.	Argentina	0.2550%
Peridot S.A.	Guatemala	98.0000%
Sermineros de Mexico S.A. de C.V.	Mexico	>99.9999%
Newcrest Resources, Inc.	Delaware, USA	100.0000%
Newcrest USA Finance LLC	Delaware, USA	100.0000%
Newroyal Resources Inc.	Delaware, USA	100.0000%
Newmont Australia Pty Ltd	Victoria, Australia	100.0000%
Hotham Wind Farm Pty Ltd	Western Australia	100.0000%
Newmont AP Power Pty Ltd	Western Australia	100.0000%
Newmont Boddington Pty Ltd	Western Australia	100.0000%
Newmont Boddington Gold Pty Ltd	Western Australia	100.0000%
Newmont Capital Pty Ltd	New South Wales, Australia	100.0000%
Newmont Exploration Holdings Pty Ltd	Queensland, Australia	100.0000%
Newmont Exploration Pty Ltd	Victoria, Australia	100.0000%
Newmont Landco Pty Ltd	Western Australia	100.0000%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100.0000%
Newmont Mining Holdings Pty Ltd	South Australia	100.0000%
Newmont Gold Pty Ltd	Western Australia	100.0000%
Newmont Mining Services Pty Ltd	Western Australia	100.0000%
Newmont Tanami Pty Ltd	Western Australia	100.0000%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100.0000%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	100.0000%
Newmont Canada FN Holdings ULC	British Columbia	<.0001%
Newmont Capital Limited	Nevada, USA	100.0000%
Miramar Gold Corporation	Nevada, USA	100.0000%
Talapoosa Mining Inc.	Nevada, USA	100.0000%
Newmont FH B.V.	Netherlands	100.0000%
Newmont Canada Holdings ULC	British Columbia	100.0000%
Newmont Holdings ULC	Nova Scotia	100.0000%
Newmont Canada FN Holdings ULC	British Columbia	99.9846%
Miramar Northern Mining Ltd.	British Columbia	100.0000%
Con Exploration Ltd.	British Columbia	100.0000%
Miramar HBG Inc.	Quebec	100.0000%
Newmont Canada Corporation	Nova Scotia	100.0000%
Hemlo Gold Mines (Ghana) Limited	Ghana	100.0000%
Newmont Canada FN Holdings ULC	British Columbia	0.0154%
PT Newmont Minahasa Raya	Indonesia	80.0000%
Newmont Galore Creek Holdings Corporation	British Columbia	100.0000%
Galore Creek Partnership	British Columbia	50.0000%
Galore Creek Mining Corporation	British Columbia	100.0000%
Newmont International Holdings Pty Ltd.	Australia	100.0000%
Newmont Overseas Holdings Pty Ltd	Australia	100.0000%
Newcrest Mining Limited	Australia	100.0000%
Cadia Holdings Pty Limited	Australia	100.0000%
Contango Agricultural Company Pty Ltd	Australia	100.0000%
Lihir Gold Limited	Papua New Guinea	100.0000%
Lihir Management Company Limited	Papua New Guinea	100.0000%
Newcrest Finance Pty Limited	Australia	100.0000%
Newcrest Holdings (Investments) Pty Limited	Australia	100.0000%
Newcrest Insurance Pte. Ltd.	Singapore	100.0000%
Newcrest International Pty Ltd	Australia	100.0000%

600 Holdings Inc	USA	100.0000%
Newcrest USA, Inc.	USA	100.0000%
Newcrest British Columbia 2 Mining Ltd.	Canada, British Columbia	100.0000%
Newcrest Canada Holdings Inc.	Canada	100.0000%
Newcrest Canada Inc.	Canada	100.0000%
Lundin Gold Inc.	Canada	32.0000%
Newcrest Canada Services Inc.	Canada	100.0000%
Newcrest Chile Holdings 1 Limited	Bermuda	100.0000%
Newcrest Chile Holdings 2 Limited	Bermuda	100.0000%
NewcrestEcuador S.A.	Ecuador	99.0000%
Newcrest Exploration Holdings Pty Ltd	Australia	100.0000%
NewcrestEcuador S.A.	Ecuador	1.0000%
Newcrest Fiji Exploration Holdings 1 Pte. Ltd.	Singapore	100.0000%
Newcrest Exploration (Fiji) Pte. Limited	Fiji	50.0000%
Newcrest Fiji Exploration Holdings 2 Pte. Ltd.	Singapore	100.0000%
Newcrest Exploration (Fiji) Pte. Limited	Fiji	50.0000%
Newcrest (Fiji) Pte Limited	Fiji	100.0000%
Newcrest PNG 2 Limited	Papua New Guinea	100.0000%
Wafi-Golpu Services Limited	Papua New Guinea	50.0000%
Newcrest PNG 3 Limited	Papua New Guinea	100.0000%
Morobe Exploration Services Limited	Papua New Guinea	50.0000%
Newcrest PNG Exploration Limited	Papua New Guinea	100.0000%
Newcrest PNG Wamum Limited (PNG)	Papua New Guinea	100.0000%
Newcrest Peru Holdings 1 Limited	Bermuda	100.0000%
Minera Newcrest Peru SAC	Peru	50.0000%
Newcrest Peru Holdings 2 Limited	Bermuda	100.0000%
Minera Newcrest Peru SAC	Peru	50.0000%
Newcrest Red Chris Mining Limited	Canada, British Columbia	100.0000%
Pretium Resources Inc.	Canada, British Columbia	100.0000%
0890696 B.C. Ltd.	Canada, British Columbia	100.0000%
PT Nusantara Bintang Management	Indonesia	95.0000%
Sulawesi Investments Pty Limited	Australia	100.0000%
PT Nusantara Bintang Management	Indonesia	5.0000%
Surnorte Ventures Pte. Ltd.	Singapore	50.0000%
Surnorte Holdings I Pte. Ltd.	Singapore	100.0000%
Surnorte S.A	Ecuador	50.0000%
Surnorte Holdings II Pte. Ltd.	Singapore	100.0000%
Surnorte S.A	Ecuador	50.0000%
Wafi Golpu Australia Services Pty Ltd	Australia	50.0000%
Newcrest Services Pty Limited	Australia	100.0000%
Newcrest Technology Pty Ltd	Australia	100.0000%
Newgen Pty Ltd	Australia	100.0000%
Newmont NOL Pty Limited	Australia	100.0000%
Niugini Mining (Australia) Pty Ltd	Australia	100.0000%
Newcrest West Africa Holdings Pty Ltd	Australia	100.0000%
LGL Holdings CI SA	Ivory Coast	98.0000%
LGL Development CI SA	Ivory Coast	98.0000%
LGL Mount Rawdon Operations Pty Ltd	Australia	100.0000%
LGL CDI Investments Pty Ltd	Australia	100.0000%
Newcrest Dougbafla Holdings Pte. Ltd.	Singapore	100.0000%
Newcrest Dougbafla CI SA	Ivory Coast	89.8900%
Newmont LaSource SAS	France	100.0000%
Newmont Ghana Gold Limited	Ghana	100.0000%
Newmont Services Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica	100.0000%
Newmont Suriname, LLC	Delaware, USA	100.0000%
Suriname Gold Project CV	Suriname	75.0000%
Newmont USA Limited	Delaware, USA	100.0000%

Battle Mountain Resources Inc.	Nevada, USA	100.0000%
Dawn Mining Company LLC	Delaware, USA	58.1855%
Elko Land and Livestock Company	Nevada, USA	100.0000%
ELLC Grazing Membership LLC	Nevada, USA	100.0000%
Empresa Minera Maria SRL	Bolivia	75.4286%
Fronteer Development (USA) LLC	Delaware, USA	100.0000%
Fronteer Development LLC	Delaware, USA	100.0000%
Fronteer Royalty LLC	Delaware, USA	100.0000%
Nevada Eagle Resources LLC	Nevada, USA	100.0000%
Hospah Holdings Company	Delaware, USA	100.0000%
Idarado Mining Company	Delaware, USA	80.1674%
Minera BMG	Nevada, USA	100.0000%
Minera Choluteca S.A. de C.V.	Honduras	48.0000%
Minera Newmont (Chile) Limitada	Chile	99.3827%
Nevada Gold Mines LLC	Delaware, USA	38.5000%
Newmont Bolivia Limited	Nevada, USA	100.0000%
Newmont de Mexico, S.A. de C.V.	Mexico	>99.9999%
Newmont Global Employment Limited Partnership	Bermuda	99.0000%
Newmont Gold Company	Delaware, USA	100.0000%
Newmont Indonesia Investment Limited	Delaware, USA	100.0000%
Newmont International Services Limited	Delaware, USA	100.0000%
Newmont Global Employment Limited Partnership	Bermuda	1.0000%
PT Newmont Pacific Nusantara	Indonesia	1.0000%
Newmont Latin America Limited	Delaware, USA	100.0000%
Minera Los Tapados S.A.	Peru	0.0134%
Minera Newmont (Chile) Limitada	Chile	0.6173%
Newmont de Mexico S.A. de C.V.	Mexico	<0.0001%
Newmont McCoy Cove Limited	Nevada, USA	100.0000%
Newmont North America Exploration Limited	Delaware, USA	100.0000%
Newmont Overseas Exploration Limited	Delaware, USA	100.0000%
Newmont Exploration Limited Cote D'Ivore	Cote D'Ivore	100.0000%
PT Newmont Pacific Nusantara	Indonesia	99.0000%
Yamagano JV GK	Japan	60.0000%
Newmont Peru Limited	Delaware, USA	100.0000%
Minera Los Tapados S.A.	Peru	99.9866%
Newmont Investment Holdings LLC	Delaware, USA	100.0000%
Newmont Peru S.R.L.	Peru	<.0001%
Newmont Peru S.R.L.	Peru	>99.9999%
Minera Yanacocha S.R.L.	Peru	<.0001%
Newmont Peru Royalty S.R.L.	Peru	99.9999%
Newmont Realty Company	Delaware, USA	100.0000%
Newmont Second Capital Corporation	Delaware, USA	100.0000%
Minera Yanacocha S.R.L.	Peru	>99.9999%
Newmont Mines Limited	Delaware, USA	100.0000%
Newmont Technologies Limited	Nevada, USA	100.0000%
New Verde Mines LLC	Delaware, USA	100.0000%
Resurrection Mining Company	Delaware, USA	100.0000%
San Juan Basin Holdings Company	Delaware, USA	100.0000%
Santa Fe Pacific Gold Corporation	Delaware, USA	100.0000%
Newmont Ventures Limited	Delaware, USA	100.0000%
Newmont (Guyana) Incorporated	Guyana	100.0000%
NVL Argentina S.R.L.	Argentina	90.0344%
NVL PNG Limited	Papua New Guinea	100.0000%
NVL Solomon Islands Limited	Solomon Islands	100.0000%
Saddleback Investments Pty Ltd	Western Australia	100.0000%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100.0000%
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100.0000%

NVL Argentina S.R.L.	Argentina	9.9656%
Pittston Nevada Gold Company, Ltd.	Nevada, USA	100.0000%
West Pequop Project LLC	Nevada, USA	100.0000%
Prestadora de Servicios Generales, S.A. de C.V.	Honduras	0.4000%

* Ownership percentages relate to that of the entity directly above, with indentation used to reflect intermediary levels of ownership.